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                                                                      EXHIBIT 21

                     TEXTRON INC. - SIGNIFICANT SUBSIDIARIES
                            (AS OF FEBRUARY 24, 2000)

  Set forth below are the names of certain subsidiaries of Textron Inc. Other subsidiaries, which considered in the aggregate, do not constitute a significant subsidiary, are omitted from such list.

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
NAME                                                                                                        JURISDICTION
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Avco Corporation                                                                                            Delaware
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      Textron Systems Corporation                                                                           Delaware
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Bell Helicopter Textron Inc.                                                                                Delaware
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The Cessna Aircraft Company                                                                                 Kansas
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Flexalloy Inc.                                                                                              Ohio
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Greenlee Textron Inc.                                                                                       Delaware
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InteSys Technologies, Inc.                                                                                  Massachusetts
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OmniQuip Textron International Inc.                                                                         Delaware
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      TRAK International, Inc.                                                                              Delaware
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Ring Screw Textron Inc.                                                                                     Michigan
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Textron Atlantic Inc.                                                                                       Delaware
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      Textron Acquisition Limited                                                                           England
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           Avdel plc/Avdel plc Inc.                                                                         England/Delaware
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           Textron Fluid and Power Systems Holdings Limited                                                 England
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                David Brown Group plc                                                                       England
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                     David Brown Engineering Ltd.                                                           England
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      Textron International Holding, S.L. (87.01%; 10.80% - Textron France Holding Inc.                     Spain
      0.53% - Textron Automotive Company Inc.; 1.66% - Textron Automotive Overseas Investment Inc.)
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           Kautex Textron Benelux B.V.B.A. (99.9%; 1 share - Textron International Holding, S.L.)           Belgium
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           Textron France Holding S.A.R.L. (99.9%; 1 share - Textron Industries Management S.N.C.)          France
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                Textron France S.A.R.L. (99.9%; 1 share - Textron Industries Management S.N.C.)             France
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                     Textron Atlantic Holding GmbH (99.99%; .01% - Textron Atlantic Inc.)                   Germany
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                          Kautex Textron Verwaltungs GmbH                                                   Germany
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                               Kautex Textron GmbH & Co. K.G. (98%; 1% - Jacobsen E-Z-GO Textron GmbH       Germany
                               Rasenpflegesystem; 1% - Deutsche Bank subsidiary)
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                     Textron Industries S.A.S.                                                              France
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Textron Automotive Company Inc.                                                                             Delaware
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      McCord Corporation                                                                                    Michigan
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           Textron Automotive Interiors Inc.                                                                Delaware
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      Textron Automotive Exteriors Inc.                                                                     Delaware
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Textron Capital I                                                                                           Delaware
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Textron Financial Corporation                                                                               Delaware
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      Cessna Finance Corporation                                                                            Kansas
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Textron Funding Corporation                                                                                 Delaware
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Textron Properties Inc.                                                                                     Delaware
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      Textron Canada Limited (64.5%; 35.5% - Textron Inc.)                                                  Canada
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